Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO

INDEPENDENT CONTRACTOR AGREEMENT

The parties to this Amendment No. 1 to Independent Contractor Agreement dated as of April 2, 2007 (the "Amendment") are Steve Ashton ("Contractor"), microHelix, Inc., an Oregon corporation ("microHelix"), and Moore Electronics, Inc., an Oregon corporation (the "Company").

Background

Contractor and the Company are parties to an Independent Contractor Agreement dated effective February 12, 2007 (the "Agreement"). The parties desire to amend the Agreement pursuant to this Amendment.

Agreement

The parties agree as follows:

1. **Job Description**. The text of Section 2 of the Agreement is hereby deleted and replaced in its entirety by the following:

> "During the term of this Agreement, Contractor will serve as the President and Chief Executive Officer of microHelix and of the Company, and will have the normal duties, responsibilities, functions and authority of such an officer, subject to the power and authority of the Boards of Directors of microHelix and of the Company to expand or limit such duties, responsibilities, functions or authority. Contractor will report to the Board of Directors of microHelix. During the term of this Agreement, Contractor will devote his best efforts and his full business time and attention to the business and affairs of microHelix and of the Company. Contractor will perform his duties, responsibilities, functions and authority to microHelix and the Company in a diligent, trustworthy, professional and efficient manner and will comply with microHelix's and the Company's policies and procedures in all material respects.

2. **Inclusion of microHelix**. Each reference to "the Company" in the Agreement shall be deemed to be a reference to both of microHelix, Inc. and Moore Electronics, Inc., except as the context otherwise requires.

3. **No Further Changes**. Except as modified in this Amendment, the Agreement shall continue unmodified and in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Independent Contractor Agreement to be effective as of the Effective Date.

COMPANY:

MOORE ELECTRONICS, INC.

By: /s/ Steve Ashton
Steve Ashton
President

MICROHELIX:

MICROHELIX, INC.

By: /s/ James M. Williams
James M. Williams
Chairman of the Board

CONTRACTOR:

/s/ Steve Ashton
Steve Ashton